SUPPLEMENT TO THE PROSPECTUS
                                       OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                                  (the "Funds")

     Effective February 1, 2000 the Class C share maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower) is changed to 2.00%. Purchases made prior to February 1, 2000 are subject to the maximum deferred sales charge stated in the prospectus.

     The paragraph describing Class C shares under the section titled "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in the Funds' prospectus is replaced with the following:

Like Class B shares, you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fee paid by the Class C shares continues for the life of the account.

The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

Time Held                                                 Deferred Sales Charge
Month of Purchase + First 12 Month Period                          2.00%
Month of Purchase + Second 12 Month Period                         1.00%
Thereafter                                                            0%
Dealer Allowance                                                   2.00%

     Under each Fund's "Example of Fund Expenses," the Class C share example numbers assuming redemption at the end of the first year are revised to include the new maximum deferred sales charge as follows:





Evergreen Capital Preservation and Income Fund $402
Evergreen Intermediate Term Bond Fund          $403
Evergreen Short-Intermediate Bond Fund         $375




February 1, 2000                                                          (1/00)